UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

February 10, 2010

GRAHAM PACKAGING COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34621	52-2076126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the completion of the initial public offering (the “Offering”) of its common stock, par value $0.01 per share, described in the Registration Statement on Form S-1 (File No. 333-163956), as amended (the “Registration Statement”), on February 10, 2010, Graham Packaging Company Inc. (the “Company”) entered into the following agreements which became effective as of the closing of the Offering on February 17, 2010: (i) an Exchange Agreement (the “Exchange Agreement”) by and among the Company, Graham Packaging Holdings Company (“Holdings”), Graham Packaging Corporation (“GPC”) and GPC Holdings, L.P. (“GPCLP” and, together with GPC, the “Graham Family Partners”); (ii) a Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, Holdings, the Graham Family Partners, Blackstone Capital Partners III Merchant Banking Fund L.P. (“BCP”), Blackstone Offshore Capital Partners III L.P. (“BOCP”), Blackstone Family Investment Partnership III L.P. (“BFIP” and, together with BCP and BOCP, the “Blackstone Funds”) and certain holders of the Company’s common stock; (iii) an Income Tax Receivable Agreement (the “Blackstone Income Tax Receivable Agreement”) between the Company and BCP; (iv) an Income Tax Receivable Agreement (the “Graham Family Income Tax Receivable Agreement”) between the Company and GPCLP; and (v) a Stockholders’ Agreement (the “New Stockholders’ Agreement”) between the Company and the Blackstone Funds. The terms of these agreements are substantially identical to the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Copies of the Exchange Agreement, the Registration Rights Agreement, the Blackstone Income Tax Receivable Agreement, the Graham Family Income Tax Receivable Agreement and the New Stockholders’ Agreement are filed herewith as exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Affiliates of the Blackstone Funds have various relationships with the Company. For further information concerning the other material relationships between the Company, the Blackstone Funds and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus (the “Prospectus”), dated February 10, 2010, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”).

Amended and Restated Employment Agreement with Mr. Burgess

As previously disclosed in the Prospectus, the Company and Holdings entered into an Amended and Restated Employment Agreement with the Company’s Chief Executive Officer, Mark S. Burgess (the “Amended and Restated Employment Agreement”). The terms of the Amended and Restated Employment Agreement are substantially identical to the form of such agreement filed as exhibit 10.47 to Amendment No. 2 to the Registration Statement and as described therein. A copy of the Amended and Restated Employment Agreement is attached as Exhibit 10.6 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of the Stockholders’ Agreement

The Company was party to a Stockholders’ Agreement by and among the Company, Holdings, the Blackstone Funds, GPC Capital Corp. II and BT Investment Partners, Inc. (“BT”), dated February 2, 1998 (the “Stockholders’ Agreement”), which restricted transfers of the Company’s common stock and provided the parties thereto with customary tag and drag rights with respect to certain sales of the Company’s common stock.

On February 10, 2010 and in connection with the Offering, the Company entered into a Termination Agreement (the “Stockholders’ Agreement Termination Agreement”), by and among the Blackstone Funds, the Company, Holdings and MidOcean Capital Investors, L.P. (a permitted transferee of BT under the Stockholders’ Agreement) pursuant to which the Stockholders’ Agreement was terminated in consideration for the rights granted to the parties thereto under the Registration Rights Agreement.

A copy of the Stockholders Agreement Termination Agreement is attached as Exhibit 10.7 and incorporated herein by reference.

Termination of the Management Stockholders’ Agreement

The Company was also party to a Management Stockholders’ Agreement, by and among the Company, Holdings, the Blackstone Funds, GPC Capital Corp. II and certain current and former members of management of the Operating Company (the “Management Stockholders”) dated February 3, 1998 (the “Management Stockholders’ Agreement”), which restricted transfers of the Company’s common stock by the Management Stockholders and provided them with customary tag and drag rights with respect to certain sales of the Company’s common stock.

On January 25, 2010 and in connection with the Offering, the Company entered into Letter Agreements with the Management Stockholders (the “Management Stockholders’ Agreement Termination Agreements”), pursuant to which each Management Stockholders’ rights under the Management Stockholders Agreement were terminated effective as of February 17, 2010, in consideration for the rights granted to such person under the Registration Rights Agreement.

A copy of the Form of Management Stockholders’ Agreement Termination Agreement is attached as Exhibit 10.8 and incorporated herein by reference.

Affiliates of the Blackstone Funds have various relationships with the Company. For further information concerning the other material relationships between the Company, the Blackstone Funds and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s Prospectus, dated February 10, 2010, filed pursuant to Rule 424(b) of the Act.

Item 3.02	Unregistered Sales of Equity Securities.

On February 17, 2010, the Graham Family Partners exercised their right under the Exchange Agreement to exchange (the “Exchange”), on a one-for-one basis, limited partnership units of Holdings (the “Units”) for shares of the Company’s common stock, par value $0.01 per share (the “Shares”).

In connection with the Exchange, GPC acquired 662,758 Shares upon the exchange of 662,758 Units, and GPCLP acquired 570,000 Shares upon the exchange of 570,000 Units, for an aggregate of 1,232,758 Shares issued to the Graham Family Partners (the “Exchanged Shares”). The Exchange was exempt from the registration requirements of the Act under Section 4(2) of the Act. Additionally, the Graham Family Partners are party to a lock-up agreement that restricts their ability to sell the Exchanged Shares, subject to certain exceptions, until August 9, 2010.

The above descriptions of the agreements described herein are qualified in their entirety by reference to the agreements file hereto as Items 10.1 to 10.8.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING COMPANY INC.

Date: February 17, 2010	By:	/S/ DAVID W. BULLOCK
	Name:	David W. Bullock
	Title:	Chief Financial Officer

EXHIBIT INDEX

10.1	Exchange Agreement by and among the Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Corporation and GPC Holdings, L.P., dated as of February 10, 2010.

10.2	Registration Rights Agreement by and among the Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Corporation, GPC Holdings, L.P., Blackstone Capital Partners III Merchant Banking Fund L.P., Blackstone Offshore Capital Partners III L.P., Blackstone Family Investment Partnership III L.P. and certain holders of the Company’s common stock, dated as of February 10, 2010.

10.3	Income Tax Receivable Agreement between Graham Packaging Company Inc. and Blackstone Capital Partners III Merchant Banking Fund L.P., dated as of February 10, 2010.

10.4	Income Tax Receivable Agreement between Graham Packaging Company Inc. and GPC Holdings, L.P., dated as of February 10, 2010.

10.5	Stockholders’ Agreement by and among Graham Packaging Company Inc., Blackstone Capital Partners III Merchant Banking Fund L.P., Blackstone Offshore Capital Partners III L.P. and Blackstone Family Investment Partnership III L.P., dated as of February 10, 2010.

10.6	Amended and Restated Employment Agreement Between Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Company, L.P. and Mark S. Burgess, dated January 20, 2010.

10.7	Termination Agreement by and among Blackstone Capital Partners III Merchant Banking Fund L.P., Blackstone Offshore Capital Partners III L.P., Blackstone Family Investment Partnership III L.P., Graham Packaging Company Inc., Graham Packaging Holdings Company, GPC Capital Corp. II and MidOcean Capital Investors, L.P., dated February 10, 2010.

10.8	Form of Management Stockholders’ Agreement Termination Agreement.